Loans	12 Months Ended
Dec. 31, 2012
Loans [Abstract]
LOANS

NOTE 3 – LOANS

Loans consist of the following at December 31:

(Dollars in thousands)	2012	2011
Commercial	$104,899	$89,828
Commercial real estate	119,192	106,332
Residential real estate	110,412	103,518
Construction & land development	23,358	18,061
Consumer	6,480	6,216

Total loans before deferred costs	364,341	323,955
Deferred loan costs	239	227

Total Loans	$364,580	$324,182

Loan Origination/Risk Management

The Company has certain lending policies and procedures in place that are designed to maximize loan income within an acceptable level of risk. Management reviews and approves these policies and procedures on a regular basis. A reporting system supplements the review process by providing management with frequent reports related to loan production, loan quality, concentrations of credit, loan delinquencies and non-performing and potential problem loans. Diversification in the loan portfolio is a means of managing risk associated with fluctuations in economic conditions.

Commercial loans are underwritten after evaluating and understanding the borrower’s ability to operate profitably and prudently expand its business. Underwriting standards are designed to promote relationship banking rather than transactional banking. The Company’s management examines current and occasionally projected cash flows to determine the ability of the borrower to repay their obligations as agreed. Commercial loans are primarily made based on the identified cash flows of the borrower and secondarily on the underlying collateral provided by the borrower. The cash flows of borrowers, however, may not be as expected and the collateral securing these loans may fluctuate in value. Most commercial loans are secured by the assets being financed or other business assets such as accounts receivable or inventory and may incorporate a personal guarantee; however, some short-term loans may be made on an unsecured basis. In the case of loans secured by accounts receivable, the availability of funds for the repayment of these loans may be substantially dependent on the ability of the borrower to collect amounts due from its customers.

Commercial real estate loans are subject to underwriting standards and processes similar to commercial loans, in addition to those of real estate loans. These loans are viewed primarily as cash flow loans and secondarily as loans secured by real estate. Commercial real estate lending typically involves higher loan principal amounts and the repayment of these loans is largely dependent on the successful operation of the property securing the loan or the business conducted on the property securing the loan. Commercial real estate loans may be adversely affected by conditions in the real estate markets or in the general economy. The properties securing the Company’s commercial real estate portfolio are diverse in terms of type. This diversity helps reduce the Company’s exposure to adverse economic events that affect any single industry. Management monitors and evaluates commercial real estate loans based on collateral, geography and risk grade criteria. In addition, management tracks the level of owner-occupied commercial real estate loans versus non-owner occupied loans. At December 31, 2012 and 2011, approximately 81% and 89%, respectively of the outstanding principal balance of the Company’s commercial real estate loans were secured by owner-occupied properties.

With respect to loans to developers and builders that are secured by non-owner occupied properties, the Company generally requires the borrower to have had an existing relationship with the Company and have a proven record of success. Construction and land development loans are underwritten utilizing independent appraisal reviews, sensitivity analysis of absorption and lease rates and financial analysis of the developers and property owners. Construction and land development loans are generally based upon estimates of costs and value associated with the completed project. These estimates may be inaccurate. Construction and land development loans often involve the disbursement of substantial funds with repayment substantially dependent on the success of the ultimate project. Sources or repayment for these types of loans may be pre-committed permanent loans from approved long-term lenders, sales of developed property or an interim loan commitment from the Company until permanent financing is obtained. These loans are closely monitored by on-site inspections and are considered to have higher risk than other real estate loans due to their ultimate repayment being sensitive to interest rate changes, governmental regulation of real property, general economic conditions and the availability of long-term financing.

The Company originates consumer loans utilizing a judgmental underwriting process. To monitor and manage consumer loan risk, policies and procedures are developed and modified, as needed, jointly by line and staff personnel. This activity, coupled with relatively small loan amounts that are spread across many individual borrowers, minimizes risk.

The Company maintains an independent loan review department that reviews and validates the credit risk program on a periodic basis. Results of these reviews are presented to management. The loan review process complements and reinforces the risk identification and assessment decisions made by lenders and credit personnel, as well as the Company’s policies and procedures.

Concentrations of Credit

Nearly all of the Company’s lending activity occurs within the State of Ohio, including the four counties of Holmes, Stark, Tuscarawas and Wayne, as well as other markets. The majority of the Company’s loan portfolio consists of commercial and industrial and commercial real estate loans. As of December 31, 2012 and 2011, there were no concentrations of loans related to any single industry.

Allowance for Loan Losses

The following table details activity in the allowance for loan losses by portfolio segment for the years ended December 31, 2012, 2011 and 2010. Allocation of a portion of the allowance to one category of loans does not preclude its availability to absorb losses in other categories.

(Dollars in thousands)	Commercial	Commercial Real Estate	Residential Real Estate	Construction & Land Development	Consumer	Unallocated	Total
December 31, 2012
Beginning balance, January 1	$1,024	$1,673	$894	$180	$78	$233	$4,082
Provision for loan losses	(78)	512	206	73	23	87	823
Charge-offs	(29)	(283)	(106)	—	(89)		(507)
Recoveries	16	—	102	—	64		182

Net charge-offs	(13)	(283)	(4)	—	(25)		(325)

Ending balance	$933	$1,902	$1,096	$253	$76	$320	$4,580

December 31, 2011
Beginning balance, January 1	$1,179	$1,183	$1,057	$213	$80	$319	$4,031
Provision for loan losses	294	558	115	8	61	(86)	950
Charge-offs	(487)	(68)	(297)	(41)	(121)		(1,014)
Recoveries	38	—	19	—	58		115

Net charge-offs	(449)	(68)	(278)	(41)	(63)		(899)

Ending balance	$1,024	$1,673	$894	$180	$78	$233	$4,082

December 31, 2010
Beginning balance, January 1	$1,031	$1,338	$1,140	$246	$77	$228	$4,060
Provision for loan losses	534	32	405	110	63	91	1,235
Charge-offs	(479)	(187)	(488)	(143)	(92)		(1,389)
Recoveries	93	—	—	—	32		125

Net charge-offs	(386)	(187)	(488)	(143)	(60)		(1,264)

Ending balance	$1,179	$1,183	$1,057	$213	$80	$319	$4,031

The following table presents the balance in the allowance for loan losses and the ending loan balances by portfolio segment and based on impairment method as of December 31:

(Dollars in thousands)	Commercial	Commercial Real Estate	Residential Real Estate	Construction & Land Development	Consumer	Unallocated	Total
2012
Allowance for loan losses:
Ending allowance balances attributable to loans:
Individually evaluated for impairment	$85	$522	$172	$—	$—	$—	$779
Collectively evaluated for impairment	848	1,380	924	253	76	320	3,801

Total ending allowance balance	$933	$1,902	$1,096	$253	$76	$320	$4,580

Loans:
Loans individually evaluated for impairment	$4,315	$4,573	$1,137	$166	$—		$10,191
Loans collectively evaluated for impairment	100,584	114,619	109,275	23,192	6,480		354,150

Total ending loans balance	$104,899	$119,192	$110,412	$23,358	$6,480		$364,341

2011
Allowance for loan losses:
Ending allowance balances attributable to loans:
Individually evaluated for impairment	$165	$304	$53	$—	$—	$—	$522
Collectively evaluated for impairment	859	1,369	841	180	78	233	3,560

Total ending allowance balance	$1,024	$1,673	$894	$180	$78	$233	$4,082

Loans:
Loans individually evaluated for impairment	$4,605	$2,476	$182	$—	$—		$7,263
Loans collectively evaluated for impairment	85,223	103,856	103,336	18,061	6,216		316,692

Total ending loans balance	$89,828	$106,332	$103,518	$18,061	$6,216		$323,955

The following table presents loans individually evaluated for impairment by class of loans as of December 31:

(Dollars in thousands)	Unpaid principal balance	Recorded investment with no allowance	Recorded investment with allowance	Total recorded investment	Related allowance	Average recorded investment	Interest Income recognized
2012
Commercial	$4,315	$—	$4,329	$4,329	$85	$4,123	$167
Commercial real estate	4,906	1,723	2,849	4,572	522	4,396	152
Residential real estate	1,223	86	1,057	1,143	172	770	18
Construction & land development	173	166	—	166	—	167	—

Total impaired loans	$10,617	$1,975	$8,235	$10,210	$779	$9,456	$337

2011
Commercial	$4,605	$—	$4,605	$4,605	$165	$2,890	$91
Commercial real estate	2,621	—	2,476	2,476	304	2,924	78
Residential real estate	182	—	182	182	53	103	—
Construction & land development	—	—	—	—	—	—	—

Total impaired loans	$7,408	$—	$7,263	$7,263	$522	$5,917	$169

2010
Commercial	$644	$51	$571	$622	$106	$571	$2
Commercial real estate	1,047	109	777	886	132	1,631	—
Residential real estate	590	298	—	298	—	97	—
Construction & land development	683	—	440	440	92	483	—

Total impaired loans	$2,964	$458	$1,788	$2,246	$330	$2,782	$2

The following table presents the aging of past due and nonaccrual loans by class of loans as of December 31:

(Dollars in thousands)	Current	30-59 days past due	60-89 days past due	90 days + past due	Non-accrual	Total past due and non- accrual	Total loans
2012
Commercial	$104,348	$60	$8	$—	$483	$551	$104,899
Commercial real estate	117,372	41	34	—	1,745	1,820	119,192
Residential real estate	108,574	472	430	131	805	1,838	110,412
Construction & land development	23,180	—	5	—	173	178	23,358
Consumer	6,325	132	23	—	—	155	6,480

Total Loans	$359,799	$705	$500	$131	$3,206	$4,542	$364,341

2011
Commercial	$89,365	$272	$28	$150	$13	$463	$89,828
Commercial real estate	103,828	587	250	141	1,526	2,504	106,332
Residential real estate	100,297	1,443	303	282	1,193	3,221	103,518
Construction & land development	17,885	—	—	—	176	176	18,061
Consumer	5,985	194	29	8	—	231	6,216

Total Loans	$317,360	$2,496	$610	$581	$2,908	$6,595	$323,955

Troubled Debt Restructurings

The Company had troubled debt restructurings of $8.7 million as of December 31, 2012, with $718 thousand of specific reserves allocated to customers whose loan terms have been modified in troubled debt restructurings. As of December 31, 2011, the Company had troubled debt restructurings of $8.5 million, with $516 thousand of specific reserves allocated.

Of the loans that were restructured in 2011, one loan in the amount of $54 thousand subsequently defaulted in 2012. Of the loans that were restructured in 2010, two loans totaling $199 thousand subsequently defaulted in 2011.

Loan modifications that are considered troubled debt restructurings completed during the year ended December 31:

(Dollars in thousands)	Number of loans restructured	Pre-Modification Recorded Investment	Post-Modification Recorded Investment
2012
Commercial real estate	2	$177	$177
Residential real estate	9	798	798

Total Restructured Loans	11	$975	$975

2011
Commercial	2	$4,440	$4,440
Commercial real estate	2	372	372
Residential real estate	5	286	286

Total Restructured Loans	9	$5,098	$5,098

Credit Quality Indicators

The Company categorizes loans into risk categories based on relevant information about the ability of borrowers to service their debt such as: current financial information, historical payment experience, credit documentation, public information and current economic trends, among other factors. The Company analyzes commercial loans individually by classifying the loans as to credit risk. This analysis includes commercial loans with an outstanding balance greater than $275 thousand. This analysis is performed on an annual basis. The Company uses the following definitions for risk ratings:

Pass. Loans classified as pass (Acceptable, Low Acceptable or Pass Watch) may exhibit a wide array of characteristics but at a minimum represent an acceptable risk to the bank. Borrowers in this rating may have leveraged but acceptable balance sheet positions, satisfactory asset quality, stable to favorable sales & earnings trends, acceptable liquidity and adequate cash flow. Loans are considered fully collectible and require an average amount of administration. While generally adhering to credit policy, these loans may exhibit occasional exceptions that do not result in undue risk to the Bank. Borrowers are generally capable of absorbing setbacks, financial and otherwise, without the threat of failure.

Special Mention. Loans classified as special mention have a material weakness that deserves management’s close attention. If left uncorrected, these weaknesses may result in deterioration of the repayment prospects for the loan or of the Bank’s credit position at some future date.

Substandard. Loans classified as substandard are inadequately protected by the current net worth and paying capacity of the obligor or of the collateral pledged, if any. Loans so classified have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected.

Doubtful. Loans classified as doubtful have all the weaknesses inherent in those classified as substandard, with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable.

Loans not meeting the criteria above that are analyzed individually as part of the above described process are considered to be pass rated loans. Loans listed as not rated are either less than $275 thousand or are included in groups of homogeneous loans. Based on the most recent analysis performed, the risk category of loans by class is as follows at December 31:

(Dollars in thousands)	Pass	Special mention	Substandard	Doubtful	Not rated	Total
2012
Commercial	$92,123	$5,854	$6,637	$—	$285	$104,899
Commercial real estate	102,602	5,671	8,459	—	2,460	119,192
Residential real estate	200	—	53	—	110,159	110,412
Construction & land development	18,063	2,750	1,244	—	1,301	23,358
Consumer	—	—	—	—	6,480	6,480

Total	$212,988	$14,275	$16,393	$—	$120,685	$364,341

2011
Commercial	$76,216	$5,147	$7,710	$—	$755	$89,828
Commercial real estate	84,846	10,385	8,686	—	2,415	106,332
Residential real estate	1,151	—	61	—	102,306	103,518
Construction & land development	12,695	4,340	168	—	858	18,061
Consumer	—	—	—	—	6,216	6,216

Total	$174,908	$19,872	$16,625	$—	$112,550	$323,955

Non-performing loans include loans past due 90 days and greater and loans on nonaccrual of interest status. The following table presents loans that are not rated, by class of loans as of December 31:

(Dollars in thousands)	Performing	Non-Performing	Total
2012
Commercial	$285	$—	$285
Commercial real estate	2,460	—	2,460
Residential real estate	109,276	883	110,159
Construction & land development	1,294	7	1,301
Consumer	6,480	—	6,480

Total	$119,795	$890	$120,685

2011
Commercial	$755	$—	$755
Commercial real estate	2,415	—	2,415
Residential real estate	100,892	1,414	102,306
Construction & land development	850	8	858
Consumer	6,208	8	6,216

Total	$111,120	$1,430	$112,550

Loans serviced for others approximated $60.2 million and $49.9 million at December 31, 2012 and 2011, respectively.

Mortgage Servicing Rights

For the years ended December 31, 2012 and 2011, the Company had outstanding mortgage servicing rights (“MSRs”) of $214 thousand and $167 thousand, respectively. No valuation allowance was recorded at December 31, 2012 or 2011 as the fair value of the MSRs exceeded their carrying value. On December 31, 2012, the Company had $52.7 million residential mortgage loans with servicing retained as compared to $44.3 million with servicing retained at December 31, 2011.